SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: January 26, 2001

                             WORLD WIDE VIDEO, INC.
             (Exact name of registrant as specified in its charter)


COLORADO                           0-26235                  54-1921580
--------                           -------                  ----------
(State or other                 (Commission                (IRS Employer
 jurisdiction of                 File Number)             Identification No.)
 incorporation)

                     102 N. MAIN STREET, CULPEPER, VA 22701
                        --------------------------------
                                    (Address)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (540)727-7551
                                                          -------------


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ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

                  None.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  None.

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

                  None.

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  None.

ITEM 5.           OTHER EVENTS

                  Over the last four years WWV has been in the development stage and now the first three in a series of video based products has been shipped to the US ARMY. The Office of the Chief of Staff, Headquarters,
         U. S. Army Forces Command, Third U. S. Army/U. S. Army Forces Central Command, the U. S. Army Reserve Command and First U. S. Army, Ft. McPherson, Georgia have recently been provided several shipments of World Wide Video products. The Centurion product line is a stand-alone video, audio and digital control compression and decompression (CODEC) device, which allows the transmission of video telecommunications between  two or  more  points  using  the  "plain-old-telephone-system"
         (POTS) without computers. The audio-video multiplexor (AVM) supports the utilization of multiple Centurion product sets at one or more sites, in support of video teleconferencing over POTS. The pan-tilt-zoom (PTZ), remote digitally controlled, camera sets are integrated into the Centurion and AVM product lines to provide a complete video telecommunications system. Another integrated set being sold by World Wide Video is the RAV(TM) PTZ, and consists of a PTZ camera both locally controlled, with an handheld infrared device, and digitally controlled, with commands from a Centurion remote set over POTS. A larger World Wide Video integrated product set adds AVM technology to the Centurion or RAV(TM) PTZ packages, and provides customers with an affordably priced fully integrated four place video telecommunications capability. The order consists of 12 Centurions, 8 PTZ's, and 1 AVM and will be used for evaluation. If the evaluation phase is successfully completed, WWV hopes for additional orders for the ARMY's deployment phase.

ITEM 6.           RESIGNATION AND APPOINTMENT OF DIRECTORS

                  None.



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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

                  Financial Statements:                                    None
                  Consolidated Pro Forma Financial Statements:             None
                  Exhibits:                                                None


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 26, 2001                           World Wide Video, Inc.

                                                 By:/s/John G. Perry
                                                  ----------------------------
                                                 John G. Perry, President